EXHIBIT "99.1"

       Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of them in the capacities set forth hereinbelow.

                                AIR PARTNERS, L.P.

                                By:  1992 AIR GP,
                                     General Partner

                                     By:  1992 AIR, INC.,
                                          General Partner



                                          By:/s/James J. O'Brien
                                                James J. O'Brien,
                                                Vice President

                                1992 AIR GP

                                By:  1992 AIR, INC.,
                                     General Partner



                                     By:/s/James J. O'Brien
                                           James J. O'Brien,
                                           Vice President


                                AIR II GENERAL, INC.



                                By:/s/James J. O'Brien
                                      James J. O'Brien,
                                      Vice President


                                1992 AIR, INC.



                                By:/s/James J. O'Brien
                                      James J. O'Brien,
                                      Vice President


                                /s/James J. O'Brien
                                James J. O'Brien,
                                Attorney-in-Fact for each of:
                                DAVID BONDERMAN (1)
                                ALFREDO BRENER (2)


                                BONDERMAN FAMILY LIMITED PARTNERSHIP

                                By:  David Bonderman, general partner


                                By:/s/James J. O'Brien,
                                Attorney-in-Fact for DAVID BONDERMAN(1)


                                BONDO AIR LIMITED PARTNERSHIP

                                By:  1992 AIR, INC.,
                                     General Partner



                                     By:/s/James J. O'Brien
                                          James J. O'Brien,
                                          Vice President




(1) A Power of Attorney authorizing James J. O'Brien to act on behalf of David Bonderman was previously filed with the Commission.

(2) A Power of Attorney authorizing James J. O'Brien to act on behalf of Alfredo Brener was previously filed with the Commission.